File Nos. 2-55614
                                                                     811-2625
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [ X ]

     Pre-Effective Amendment No.                                      [   ]


     Post-Effective Amendment No. 33                                  [ X ]


                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [ X ]


     Amendment No. 33                                                 [ X ]


                     (Check appropriate box or boxes.)

                         Dreyfus A Bonds Plus, Inc.
             (Exact Name of Registrant as Specified in Charter)

          c/o The Dreyfus Corporation
          200 Park Avenue, New York, New York          10166
          (Address of Principal Executive Offices)     (Zip Code)

     Registrant's Telephone Number, including Area Code: (212) 922-6000

                            Mark N. Jacobs, Esq.
                              200 Park Avenue
                          New York, New York 10166
                  (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)


          immediately upon filing pursuant to paragraph (b)
     ----
      X   on August 1, 1997 pursuant to paragraph (b)
     ----
          60 days after filing pursuant to paragraph (a)(i)
     ----
          on     (date)      pursuant to paragraph (a)(i)
     ----
          75 days after filing pursuant to paragraph (a)(ii)
     ----
          on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----


If appropriate, check the following box:

               this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----

     Registrant has registered an indefinite number of shares of its common stock under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended March 31, 1997 was filed on May 20, 1997.

                         Dreyfus A Bonds Plus, Inc.
               Cross-Reference Sheet Pursuant to Rule 495(a)

Items in
Part A of
Form N-1A     Caption                                       Page
_________     _______                                       ____


  1           Cover Page                                   Cover

  2           Synopsis                                       3

  3           Condensed Financial Information                4

  4           General Description of Registrant              5

  5           Management of the Fund                         6

  5(a)        Management's Discussion of Fund's Performance  *

  6           Capital Stock and Other Securities             17

  7           Purchase of Securities Being Offered           7

  8           Redemption or Repurchase                       12

  9           Pending Legal Proceedings                      *


Items in
Part B of
Form N-1A
---------


  10          Cover Page                                     Cover

  11          Table of Contents                              Cover

  12          General Information and History                B-26

  13          Investment Objectives and Policies             B-2

  14          Management of the Fund                         B-10

  15          Control Persons and Principal                  B-14
              Holders of Securities

  16          Investment Advisory and Other                  B-14
              Services

_____________________________________
NOTE:  * Omitted since answer is negative or inapplicable.


                         Dreyfus A Bonds Plus, Inc.
         Cross-Reference Sheet Pursuant to Rule 495(a) (continued)

Items in
Part B of
Form N-1A     Caption                                        Page
_________     _______                                        _____


  17          Brokerage Allocation                           B-23

  18          Capital Stock and Other Securities             B-26

  19          Purchase, Redemption and Pricing               B-16, B-18,
              of Securities Being Offered                    B-24

  20          Tax Status                                     *

  21          Underwriters                                   B-1, B-16,
                                                             B-23

  22          Calculations of Performance Data               B-26

  23          Financial Statements                           B-31


Items in
Part C of
Form N-1A
_________


  24          Financial Statements and Exhibits              C-1

  25          Persons Controlled by or Under                 C-3
              Common Control with Registrant

  26          Number of Holders of Securities                C-3

  27          Indemnification                                C-3

  28          Business and Other Connections of              C-4
              Investment Adviser

  29          Principal Underwriters                         C-9

  30          Location of Accounts and Records               C-12

  31          Management Services                            C-12

  32          Undertakings                                   C-12


_____________________________________
NOTE:  * Omitted since answer is negative or inapplicable.


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PROSPECTUS                                                      August 1, 1997
                         Dreyfus A Bonds Plus, Inc.
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        DREYFUS A BONDS PLUS, INC. (THE "FUND") IS AN OPEN-END, DIVERSIFIED,
MANAGEMENT INVESTMENT COMPANY, KNOWN AS A MUTUAL FUND. THE FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE YOU WITH THE MAXIMUM AMOUNT OF CURRENT INCOME TO THE EXTENT CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY.
        THE FUND INVESTS PRINCIPALLY IN DEBT OBLIGATIONS OF CORPORATIONS, THE U.S. GOVERNMENT AND ITS AGENCIES AND INSTRUMENTALITIES, AND MAJOR U.S.
BANKING INSTITUTIONS. AT LEAST 80% OF THE FUND'S PORTFOLIO IS INVESTED IN
BONDS RATED AT LEAST A BY MOODY'S INVESTORS SERVICE, INC. OR STANDARD &
POOR'S RATINGS GROUP.
        YOU CAN INVEST, REINVEST OR REDEEM SHARES AT ANY TIME WITHOUT CHARGE
OR PENALTY.
        THE FUND PROVIDES FREE REDEMPTION CHECKS, WHICH YOU CAN USE IN
AMOUNTS OF $500 OR MORE FOR CASH OR TO PAY BILLS. YOU CONTINUE TO EARN INCOME ON THE AMOUNT OF THE CHECK UNTIL IT CLEARS. YOU CAN PURCHASE OR REDEEM SHARES BY TELEPHONE USING DREYFUS TELETRANSFER.
        THE DREYFUS CORPORATION PROFESSIONALLY MANAGES THE FUND'S PORTFOLIO. THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT
YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
        THE STATEMENT OF ADDITIONAL INFORMATION, DATED AUGUST 1, 1997, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND
IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE STATEMENT OF
ADDITIONAL INFORMATION, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.
        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER
AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
                              TABLE OF CONTENTS

                                                       Page                                                             Page
Annual Fund Operating Expenses..........                 3      How to Redeem Shares....................                 12
Condensed Financial Information.........                 4      Shareholder Services Plan...............                 15
Description of the Fund.................                 5      Dividends, Distributions and Taxes......                 15
Management of the Fund..................                 6      Performance Information.................                 16
How to Buy Shares.......................                 7      General Information.....................                 17
Shareholder Services....................                 9      Appendix................................                 18

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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                     [This Page Intentionally Left Blank]
                                    Page 2

                      ANNUAL FUND OPERATING EXPENSES
              (as a percentage of average daily net assets)

    Management Fees...........................................................................                .65%
    Other Expenses ...........................................................................                .31%
    Total Fund Operating Expenses.............................................................                .96%
EXAMPLE:                                                     1 YEAR     3 YEARS      5 YEARS    10 YEARS
    You would pay the following expenses on
    a $1,000 investment, assuming (1) 5%
    annual return and (2) redemption at the
    end of each time period:                                   $10         $31         $53         $118

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THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE
OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
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        The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Fund, the payment of which will reduce investors' annual return. You can purchase Fund shares without charge directly from the Fund's distributor; you may be charged a fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution. See "Management of the Fund," "How to Buy Shares" and "Shareholder Services Plan."
                                    Page 3

                       CONDENSED FINANCIAL INFORMATION
        The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information. Further financial data and related notes are included in the Statement of Additional Information, available upon request.
                             FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                    YEAR ENDED MARCH 31,
                                 ______________________________________________________-----------------------------------
PER SHARE DATA:                   1988     1989     1990     1991     1992     1993     1994     1995     1996     1997
                                  -----    -----    -----    ----     -----    -----    -----    -----    -----    -----
  Net asset value,
    beginning of year            $15.11   $13.78   $13.24   $13.45   $13.65   $14.35   $15.43   $14.38   $13.75   $14.47
                                  -----    -----    -----    ----     -----    -----    -----    -----    -----    -----
  INVESTMENT OPERATIONS:
  Investment income_net            1.21     1.19     1.18     1.15     1.11     1.05      .98      .94      .92      .88
  Net realized and unrealized
   gain (loss) on investments...  (1.10)    (.53)     .21      .20      .70     1.29     (.46)    (.56)     .73     (.34)
                                  -----    -----    -----    ----     -----    -----    -----    -----    -----    -----
  TOTAL FROM INVESTMENT OPERATIONS  .11      .66     1.39     1.35     1.81     2.34      .52      .38     1.65       .54
                                  -----    -----    -----    ----     -----    -----    -----    -----    -----    -----
  DISTRIBUTIONS:
  Dividends from investment
  income-net..........            (1.22)   (1.20)   (1.18)   (1.15)   (1.11)   (1.05)    (.99)    (.94)    (.93)    (.88)
  Dividends from net realized
    gain on investments......      (.22)     ._       ._       ._       ._      (.21)    (.58)    (.07)     ._       ._
                                  -----    -----    -----    ----     -----    -----    -----    -----    -----    -----

  TOTAL DISTRIBUTIONS.            (1.44)   (1.20)   (1.18)   (1.15)   (1.11)   (1.26)   (1.57)   (1.01)    (.93)    (.88)
                                  -----    -----    -----    ----     -----    -----    -----    -----    -----    -----
  Net asset value, end of year   $13.78   $13.24   $13.45   $13.65   $14.35   $15.43   $14.38   $13.75   $14.47   $14.13
                                  ======   ======   ======   ======   ======   ======   ======   ======   ======   ======
TOTAL INVESTMENT RETURN            1.23%    5.03%   10.66%   10.60%  13.75%    17.09%    3.09%    3.01%   12.12%    3.88%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average
    net assets..........            .88%     .94%     .86%     .85%     .88%     .93%     .90%     .99%     .93%     .96%
  Ratio of net investment income
    to average net assets          8.87%    8.90%    8.52%    8.59%    7.88%    7.07%    6.30%    6.89%    6.32%    6.12%
  Portfolio Turnover Rate         49.03%   65.72%   39.77%   25.90%   66.82%   81.15%   93.67%  172.60%  165.50%  415.69%
  Net Assets, end of year
    (000's omitted).....       $254,333 $262,367 $299,783 $339,935 $446,869 $574,431 $593,615 $539,140 $598,551 $571,580

        Further information about the Fund's performance is contained in the Fund's annual report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.

                               DEBT OUTSTANDING

                                                                                            YEAR ENDED MARCH 31, 1997(1)
                                                                                            -----------------------------
PER SHARE DATA:
  Amount of debt outstanding at end of year (in thousands)......................                         --
  Average amount of debt outstanding throughout year (in thousands)(2)..........                       $422
  Average number of shares outstanding throughout year (in thousands)(3)........                     41,624
  Average amount of debt per share throughout year..............................                      $ .01
(1)From April 1, 1987 through March 31, 1996, the Fund had no outstanding debt.
(2)Based upon daily outstanding borrowings.
(3)Based upon month-end balances.

                                    Page 4

                            DESCRIPTION OF THE FUND
INVESTMENT OBJECTIVE
        The Fund's investment objective is to provide you with the maximum amount of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Fund's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. There can be no assurance that the Fund's investment objective will be achieved.
MANAGEMENT POLICIES
        The Fund invests principally in debt obligations of corporations, the U.S. Government and its agencies and instrumentalities, and major U.S. banking institutions. At least 80% of the value of the Fund's net assets will consist of obligations of corporations which, at the time of purchase by the Fund, are rated at least A by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), or determined to be of comparable quality by The Dreyfus Corporation, and securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities. The Fund may invest up to 20% of the value of its net assets in corporate obligations rated lower than A, but no lower than B, by Moody's and S&P. In addition, the Fund will invest no more than 5% of its net assets in bonds rated Ba or B by Moody's and BB or B by S&P. Obligations rated Baa by Moody's or BBB by S&P are considered investment grade obligations which lack outstanding investment characteristics and may have speculative characteristics as well. See "Investment Considerations and Risks_Fixed-Income Securities" below, and "Appendix" in the Statement of Additional Information. The Fund also may invest in mortgage-related securities, municipal obligations and zero coupon securities as described herein. At least 65% of the value of the Fund's net assets (except when maintaining a temporary defensive position) will be invested in bonds, debentures and other debt instruments. The Fund may invest up to 10% of its assets in securities of foreign issuers. See "Investment Considerations and Risks _ Foreign Securities"below.
        The Fund may invest in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth under "Appendix _ Certain Portfolio Securities _ Money Market Instruments." Under normal market conditions, the Fund does not expect to have more than 20% of its net assets invested in money market instruments and does not intend to invest more than 5% of its assets in any one of these types of instruments. However, when The Dreyfus Corporation determines that adverse market conditions exist, the Fund may adopt a temporary defensive posture and invest all of its assets in money market instruments.
        The Fund's annual portfolio turnover rate is not expected to exceed 300% for the current fiscal year. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses and the short-term gains realized from these transactions are taxable to shareholders as ordinary income. In addition, the Fund may engage in various investment techniques, such as lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Appendix_Investment Techniques" below and "Investment Objective and Management Policies" in the Statement of Additional Information.
INVESTMENT CONSIDERATIONS AND RISKS
GENERAL _ The net asset value per share of the Fund should be expected to fluctuate. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objective and Management Policies" in the Statement of Additional Information for a further discussion of certain risks.
FIXED-INCOME SECURITIES _ Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Certain securities that may
                                    Page 5

be purchased by the Fund, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. The values of fixed- income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain securities purchased by the Fund, such as those rated Baa or lower by Moody's and BBB or lower by S&P, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. See "Appendix_Certain Portfolio Securities_Ratings" below and "Appendix" in the Statement of Additional Information.
FOREIGN SECURITIES _ The Fund may invest up to 10% of its assets in foreign securities. Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.
        Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits or adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.
        Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.
USE OF DERIVATIVES _ The Fund may invest in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Fund may use include mortgage-related securities and asset-backed securities. While Derivatives can be used effectively in furtherance of the Fund's investment objective, under certain market conditions, they can increase the volatility of the Fund's net asset value, decrease the liquidity of the Fund's portfolio and make more difficult the accurate pricing of the Fund's portfolio. See "Appendix _ Investment Techniques _ Use of Derivatives" below and "Investment Objective and Management Policies _ Management Policies _ Derivatives"in the Statement of Additional Information.
SIMULTANEOUS INVESTMENTS _ Investment decisions for the Fund are made independently from those of the other investment companies advised by The Dreyfus Corporation. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.
                         MANAGEMENT OF THE FUND
INVESTMENT ADVISER _ The Dreyfus Corporation, located at 200 Park Avenue,
New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of June 30, 1997, The Dreyfus Corporation managed or administered approximately $87 billion in assets for approximately 1.7 million investor accounts nationwide.
        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Maryland law. The investment decisions of the Fund are made by the Taxable Fixed-
                                    Page 6

Income Committee of The Dreyfus Corporation, and no person is primarily responsible for making recommendations to that Committee. The portfolio managers comprising the Taxable Fixed-Income Committee are identified in the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Fund and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.
        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $259 billion in assets as of March 31, 1997, including approximately $88 billion in proprietary mutual fund assets. As of March 31, 1997, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.061 trillion in assets, including approximately $58 billion in mutual fund assets.
        For the fiscal year ended March 31, 1997, the Fund paid The Dreyfus Corporation a monthly management fee at the annual rate of .65 of 1% of the value of the Fund's average daily net assets. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the expense ratio of the Fund and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.
        In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund.
        The Dreyfus Corporation may pay the Fund's distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay securities dealers, banks or other financial institutions in respect of these services. DISTRIBUTOR _ The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc. TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN _ Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). Mellon Bank, N.A., One Mellon Center, Pittsburgh, Pennsylvania 15258, serves as the Fund's Custodian.
                             HOW TO BUY SHARES
        Fund shares are sold without a sales charge. You may be charged a fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.
        The minimum initial investment is $2,500, or $1,000 if you are a client of a securities dealer, bank or other financial institution which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100.
                                    Page 7

However, the minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is $750, with no minimum for subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum initial investment of $250. Subsequent investments in a spousal IRA must be at least $250. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their accounts, the minimum initial investment is $50. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time. Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset BuilderRegistration Mark, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.
        You may purchase Fund shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds," or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian." Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus
Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence,
Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."
        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, DDA #8900051868/Dreyfus A Bonds Plus, Inc., for purchase of Fund shares in your name. The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instruct ions through compatible computer facilities.
                                    Page 8

        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and your Fund account number PRECEDED BY THE DIGITS "1111."
        Fund shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other agent. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. The Fund's investments are valued generally by using available market quotations or at fair value which may be determined by one or more independent pricing services approved by the Fund's Board. Each pricing service's procedures are reviewed under the general supervision of the Fund's Board. For further information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value" in the Statement of Additional Information.
        For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.
        The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Shares of funds in the Dreyfus Family of Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.
        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service ("IRS").
DREYFUS TELETRANSFER PRIVILEGE _ You may purchase Fund shares (minimum $500, maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase of shares by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.
                            SHAREHOLDER SERVICES
FUND EXCHANGES _ You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by The Dreyfus Corporation, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest
                                    Page 9

to you. If you desire to use this service, please call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use.
        To request an exchange, you must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all shareholders automatically, unless you check the applicable "No" box on the Account Application indicating that you specifically refuse this privilege. The Telephone Exchange Privilege may be established for an existing account by written request signed by all shareholders on the account, by a separate signed Shareholder Services Form, available by calling 1-800-645-6561, or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions (including over The Dreyfus TouchRegistration Mark automated telephone system) by calling 1-800-645-6561. If you are calling from overseas, call 516-794-5452. See "How to Redeem Shares _ Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Check Redemption Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege, and the dividend/capital gain distribution option (except for Dreyfus Dividend Sweep) selected by the investor.
        Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. If you are exchanging into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders. See "Dividends, Distributions and Taxes."
DREYFUS AUTO-EXCHANGE PRIVILEGE _ Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however a sales load may be charged with respect to exchanges into funds sold with a sales load. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or cancelled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds in the Dreyfus
                                    Page 10

Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561. See "Dividends, Distributions and Taxes."
DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark _ Dreyfus-Automatic Asset Builder permits you to purchase shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish a Dreyfus-Automatic Asset Builder account you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel this Privilege or change the amount of your purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. The notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE _ Dreyfus Government Direct Deposit Privilege enables you to purchase shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the Fund may terminate your participation upon 30 days' notice to you.
DREYFUS PAYROLL SAVINGS PLAN _ Dreyfus Payroll Savings Plan permits you to purchase shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the Automated Clearing House system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, The Dreyfus Corporation, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated. DREYFUS STEP PROGRAM _ Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-Automatic Asset BuilderRegistration Mark, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, or as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time.
                                    Page 11

Investors who wish to purchase Fund shares through the Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan may do so only for IRAs, SEP-IRAs and IRA "Rollover Accounts."
DREYFUS DIVIDEND OPTIONS _ Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of another fund in the Dreyfus Family of Funds of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share price s which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund that charges a contingent deferred sales charge, the shares purchased will be subject on redemption to the contingent deferred sales charge, if any, applicable to the shares purchased. See "Shareholder Services" in the Statement of Additional Information. Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.
        For more information concerning these privileges or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 6527, Providence, Rhode Island 02940-6527. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.
AUTOMATIC WITHDRAWAL PLAN _ The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.
RETIREMENT PLANS _ The Fund offers a variety of prototype pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services are also available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; or for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.
                             HOW TO REDEEM SHARES
GENERAL
        You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value.
        The Fund imposes no charges when shares are redeemed. Securities dealers, banks and other financial institutions may charge their clients a fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the
                                    Page 12

Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL NOT HONOR REDEMPTION CHECKS UNDER THE CHECK REDEMPTION PRIVILEGE, AND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE, FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE DREYFUS TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
        The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if the number of shares held in your account is 50 shares or less and remains so during the notice period. PROCEDURES
        You may redeem shares by using the regular redemption procedure through the Transfer Agent, or through the Telephone Redemption Privilege, which is granted automatically unless you specifically refuse it by checking the applicable "No" box on the Account Application. The Telephone Redemption Privilege may be established for an existing account by a separate signed Shareholder Services Form or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561. You also may redeem shares through the Check Redemption Privilege, the Wire Redemption Privilege, the Telephone Redemption Privilege or the Dreyfus TELETRANSFER Privilege, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption Privilege at any time or charge a service fee upon notice to shareholders. No such fee is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for the Check Redemption, Wire Redemption, Telephone Redemption or Dreyfus TELETRANSFER Privilege.
        The Telephone Redemption Privilege or Telephone Exchange Privilege authorizes the Transfer Agent to act on telephone instructions (including over The Dreyfus TouchRegistration Mark automated telephone system) from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time
                                    Page 13

than it would have been if telephone redemption had been used. During the delay, the Fund's net asset value may fluctuate.
REGULAR REDEMPTION _ Under the regular redemption procedure, you may redeem shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please call one of the telephone numbers listed under "General Information."
        Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.
CHECK REDEMPTION PRIVILEGE _ You may write Redemption Checks drawn on your Fund account. Redemption Checks may be made payable to the order of any
person in the amount of $500 or more.   Potential fluctuations in the net
asset value of the Fund's shares should be considered in determining the amount of the check. Redemption Checks should not be used to close your account. Redemption Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Redemption Check upon your request or if the Transfer Agent cannot honor a Redemption Check because of insufficient funds or other valid reason. You should date your Redemption Checks with the current date when you write them. Please do not postdate your Redemption Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the check, all postdated Redemption Checks which are dated within six months of presentment for payment, if they are otherwise in good order. If you hold shares in a Dreyfus-sponsored IRA account, you may be permitted to make withdrawals from your IRA account using checks furnished to you by The Dreyfus Trust Company. This Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions (see "Dividends, Distributions and Taxes"). Any Redemption Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.
WIRE REDEMPTION PRIVILEGE _ You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. Holders of jointly registered Fund or bank accounts may have redemption proceeds of not more than $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire.
TELEPHONE REDEMPTION PRIVILEGE _ You may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Telephone Redemption Privilege is granted automatically unless you refuse it. DREYFUS TELETRANSFER PRIVILEGE _ You may request by telephone that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only such an account maintained in a domestic financial institution which is an Automated Clearing House member may be
                                    Page 14

designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account not more than $250,000 within any 30-day period.
        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of shares by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.
                          SHAREHOLDER SERVICES PLAN
        The Fund has adopted a Shareholder Services Plan pursuant to which it reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of The Dreyfus Corporation, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.
                     DIVIDENDS, DISTRIBUTIONS AND TAXES
        The Fund ordinarily pays monthly dividends from net investment income and makes distributions from net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive dividends or distributions in cash or to reinvest in additional Fund shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors.
        Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gain realized from the sale or other disposition of certain market discount bonds, paid by the Fund will be taxable to U.S. shareholders as ordinary income whether received in cash or reinvested in additional shares. No dividend paid by the Fund will qualify for the dividends received deduction allowable to certain U.S. corporations. Distributions from net realized long-term securities gains of the Fund will be taxable to U.S. shareholders as long-term capital gains for Federal income tax purposes, regardless of how long shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in additional shares. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and distributions may be subject to state and local taxes.
        Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gain realized from the sale of or other disposition of certain market discount bonds, paid by the Fund to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Fund to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions and redemption proceeds may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.
        Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year.
                                    Page 15

        The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.
        Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.
        Management of the Fund believes that the Fund has qualified for the fiscal year ended March 31, 1997 as a "regulated investment company" under the Code. The Fund intends to continue to so qualify, if such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains, if any.
        You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.
                         PERFORMANCE INFORMATION
        For purposes of advertising, performance may be calculated on several bases, including current yield, average annual total return and/or total return.
        Current yield refers to the Fund's annualized net investment income per share over a 30-day period, expressed as a percentage of the net asset value per share at the end of the period. For purposes of calculating current yield, the amount of net investment income per share during that 30-day period, computed in accordance with regulatory requirements, is compounded by assuming that it is reinvested at a constant rate over a six-month period. An identical result is then assumed to have occurred during a second six-month period which, when added to the result for the first six months, provides an "annualized" yield for an entire one-year period.
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
                                    Page 16

        Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
        Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Consumer Price Index, Lipper Analytical Services, Inc., Moody's Bond Survey Bond Index, Lehman Brothers Corporate Bond Index, Salomon Brothers High Grade Index, Morningstar, Inc., IBC Bond Fund Report and other industry publications.
                             GENERAL INFORMATION
        The Fund was incorporated under Maryland law on February 23, 1976. The Fund is authorized to issue 100 million shares of Common Stock, par value $.01 per share. Each share has one vote.
        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office and the holders of at least 25% of such shares may require the Fund to hold a special meeting of shareholders for any other purpose. Fund shareholders may remove a Board member by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Fund's Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.
        The Transfer Agent maintains a record of your ownership and sends you confirmations and statements of account.
        Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561. In New York City, call 1-718-895-1206; outside the U.S., call 516-794-5452.
                                    Page 17

                                   APPENDIX
INVESTMENT TECHNIQUES
BORROWING MONEY _ The Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 331\3% of the value of its total assets. The Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.
LENDING PORTFOLIO SECURITIES _ The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 10% of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.
FORWARD COMMITMENTS _ The Fund may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. The Fund may engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the Fund's exposure to changes in interest rates and will increase the volatility of its returns. A segregated account of the Fund consisting of permissible liquid assets at least equal at all times to the amount of the commitments will be established and maintained at the Fund's custodian bank. At no time will the Fund have more than 331\3% of its assets committed to purchase securities on a forward commitment basis.
USE OF DERIVATIVES _ The Fund may invest in, or enter into, the types of Derivatives enumerated under "Description of the Fund _ Investment Considerations and Risks _ Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objective and Management Policies _ Management Policies _ Derivatives" in the Statement of Additional Information.
        Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.
        Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.
                                    Page 18

        If the Fund invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its Derivatives were poorly correlated with its other investments, or if it were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.
CERTAIN PORTFOLIO SECURITIES
U.S. TREASURY SECURITIES _ U.S Treasury securities include Treasury Inflation-Protection Securities ("TIPS"), which are newly created securities issued by the U.S. Treasury designed to provide investors a long term investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed, while the principal value rises or falls semi-annually based on changes in a published Consumer Price Index. Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal will not drop below its face amount at maturity.
        In exchange for the inflation protection, TIPS generally pay lower interest rates than typical Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity. In addition, it is not possible to predict with assurance how the market for TIPS will develop; initially, the secondary market for these securities may not be as active or liquid as the secondary market for conventional Treasury securities. Principal appreciation and interest payments on TIPS will be taxed annually as ordinary interest income for Federal income tax calculations. As a result, any appreciation in principal must be counted as interest income in the year the increase occurs, even though the investor will not receive such amounts until the TIPS are sold or mature. Principal appreciation and interest payments will be exempt from state and local income taxes.
MUNICIPAL OBLIGATIONS _ Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities. Municipal obligations bear fixed, floating or variable rates of interest. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligations and purchased and sold separately. The Fund also may acquire call options on specific municipal obligations. The Fund generally would purchase these call options to protect the Fund from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity.
        While, in general, municipal obligations are tax exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain municipal obligations are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible Fund investments. Dividends received by shareholders on Fund shares which are attributable to interest income received by the Fund from municipal obligations generally will be subject to Federal income tax. The Fund will invest in municipal obligations, the ratings of which correspond with the ratings of other permissible Fund investments. The Fund currently intends to invest no more than 25% of its total assets in municipal obligations. However, this percentage may be varied from time to time without shareholder approval.
MORTGAGE-RELATED SECURITIES _ Mortgage-related securities are a form of Derivative collateralized by pools of mortgages. The mortgage-related securities which may be purchased include those with fixed, floating and variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as stripped mortgage-backed securities. Stripped mortgage-backed securities usually are structured with two classes that receive different proportions of interest and principal distributions on a
                                    Page 19

pool of mortgage-backed securities or whole loans. A common type of stripped mortgage-backed security will have one class receiving some of the interest and most of the principal from the mortgage collateral, while the other class will receive most of the interest and the remainder of the principal. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Certain mortgage-related securities, such as inverse floating rate collateralized mortgage obligations, have coupons that move inversely to a multiple of a specific index which may result in a form of leverage. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to the Fund. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on the Fund's mortgage-related securities to decrease broadly, the Fund's effective duration, and thus sensitivity to interest rate fluctuations, would increase. For further discussion concerning the investment considerations involved, see
"Description of the Fund _ Investment Considerations and Risks _ Fixed-Income Securities" and "Investment Techniques _ Use of Derivatives" above, and "Illiquid Securities" below.
ASSET-BACKED SECURITIES _ Asset-backed securities are a form of Derivative. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Fund may invest in these and other types of asset-backed securities that may be developed in the future.
        Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.
MONEY MARKET INSTRUMENTS _ The Fund may invest in the following types of money market instruments.
        U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.
                                    Page 20

        REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund may enter into repurchase agreements with certain banks or non-bank dealers.
        BANK OBLIGATIONS. The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Fund _ Investment Considerations and Risks
_ Foreign Securities."
        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.
        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.
        COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, or A-1 by S&P, (b) issued by companies having an outstanding unsecured debt issue currently rated at least A by Moody's or S&P, or if (c) unrated, determined by The Dreyfus Corporation to be of comparable quality to those rated obligations which may be purchased by the Fund.
ZERO COUPON SECURITIES _ The Fund may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.
ILLIQUID SECURITIES _ The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain mortgage-related securities. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.
RATINGS _ Obligations rated Baa by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteris-
                                    Page 21

tics. Bonds rated BBB by S&P are investment grade and regarded as having adequate capacity to pay interest and repay principal; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The Fund may invest up to 5% of its assets in higher yielding (and, therefore, higher risk) debt securities such as those rated Ba by Moody's or BB by S&P, or as low as those rated B by Moody's or S&P (commonly known as junk bonds). They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value. See "Appendix" in the Statement of Additional Information for a general description of securities ratings.
        The ratings of Moody's and S&P represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, The Dreyfus Corporation also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Fund's ability to achieve its investment objective may be more dependent on The Dreyfus Corporation's credit analysis than might be the case for a fund that invested in higher rated securities.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS
DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                                    Page 22
                     [This Page Intentionally Left Blank]
                                    Page 23

A Bonds
Plus, Inc.

Prospectus

Registration Mark
Copy Rights1997, Dreyfus Service Corporation        084p080197
                                    Page 24







                         DREYFUS A BONDS PLUS, INC.
                                   PART B
                    (STATEMENT OF ADDITIONAL INFORMATION)
                               AUGUST 1, 1997



     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus A Bonds Plus, Inc. (the "Fund"), dated August 1, 1997, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:


          Call Toll Free 1-800-645-6561
          In New York City -- Call 1-718-895-1206
          Outside the U.S. -- Call 516-794-5452


     The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.


                       TABLE OF CONTENTS

                                                             Page


Investment Objective and Management Policies.................B-2
Management of the Fund.......................................B-10
Management Agreement.........................................B-14
Purchase of Shares...........................................B-16
Shareholder Services Plan....................................B-17
Redemption of Shares.........................................B-18
Shareholder Services.........................................B-20
Portfolio Transactions.......................................B-23
Determination of Net Asset Value.............................B-24
Dividends, Distributions and Taxes...........................B-24
Performance Information......................................B-25
Information About the Fund...................................B-26
Transfer and Dividend Disbursing Agent, Custodian,
          Counsel and Independent Auditors...................B-26
Appendix.....................................................B-28
Financial Statements.........................................B-31
Report of Independent Auditors...............................B-41


                INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled "Description of the Fund" and "Appendix."

Portfolio Securities

     Repurchase Agreements. The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price.

     Commercial Paper and Other Short-Term Corporate Obligations. These instruments include variable amount master demand notes, which are obligations that permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Fund may invest in them only if at the time of an investment the borrower meets the criteria set forth in the Fund's Prospectus for other commercial paper issuers.

     Municipal Obligations. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.


     Mortgage-Related Securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The Fund also may invest in debt securities which are secured with collateral consisting of mortgage-related securities, such as collateralized mortgage obligations, and in other types of mortgage-related securities.




Government-Agency Securities -- Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.



Government-Related Securities -- Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA.

     Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.




Private Entity Securities -- These mortgage-related securities are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Fund or the price of the Fund's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment. The Fund will not invest more than 5% of its assets in such private entity securities issued by any one issuer, including any one bank or savings and loan institution.


Collateralized Mortgage Obligations ("CMOs") -- A CMO is a multiclass bond backed by a pool of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) pass-through certificates issued or guaranteed by GNMA, FNMA or FHLMC, (b) unsecuritized mortgage loans insured by the Federal housing Administration or guaranteed by the Department of Veterans' Affairs, (c) unsecuritized conventional mortgages, (d) other mortgage-related securities or (e) any combination thereof. Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR")(or sometimes more than one index). These Floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. The Fund also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as the LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.


     Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factors. The markets for inverse floating rate CMOs with highly leveraged characteristics may at times be very thin. The Fund's ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity. It should be noted that inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal.


Stripped Mortgage-Backed Securities -- The Fund also my invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.


Commercial Mortgage-Backed Securities -- These mortgage-related securities reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family
mortgage-backed securities.   Many of the risks of investing in commercial
mortgage-backed securities reflected the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.


Other Mortgage-Related Securities -- Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.


     Zero Coupon Securities. The Fund may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Receipts include "Treasury Receipts" ("TR's"), "Treasury Investment Growth Receipts" ("TIGR's"), "Liquid Yield Option Notes" ("LYON's"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TIGR's, LYON's and CATS are interests in private proprietary accounts while TR's are interests in accounts sponsored by the U.S. Treasury.


     Foreign Government Obligations; Securities of Supranational Entities. The Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Manager to be of comparable quality to the other obligations in which the Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.


     Illiquid Securities. When purchasing securities that have not been registered under the Securities Act of 1933, as amended, and are not readily marketable, the Fund will endeavor, to the extent practicable, to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board. Because it is not possible to predict with assurance how the market for specific restricted securities sold pursuant to Rule 144A will develop, the Fund's Board has directed the Manager to monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.


Management Policies

     Lending Portfolio Securities. In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.
     The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned:
(1) the Fund must receive at least 100% cash collateral from the borrower;
(2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; and (5) the Fund may pay only reasonable custodian fees in connection with the loan.

     Derivatives. The Fund may invest in, or enter into, Derivatives (as defined in the Fund's Prospectus) for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would. See "Portfolio Securities-- Mortgage-Related Securities" above.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives.
This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

     Forward Commitments. Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Investment Considerations and Risks

     Lower Rated Securities. The Fund may invest up to 5% of its assets in securities rated Ba or B by Moody's Investors Service, Inc. ("Moody's") and BB or B by Standard & Poor's Ratings Group ("S&P"). In no case, however, will the Fund invest in bonds rated lower than B by Moody's and S&P. Such securities, though higher yielding, are characterized by risk. See "Appendix" for a general description of Moody's and S&P ratings. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

     Investors should be aware that the market values of many of these securities tend to be more sensitive to economic conditions than are higher rated securities. These securities generally are considered by S&P and Moody's to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

     Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities and will fluctuate over time. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

     Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

     These securities may be particularly susceptible to economic downturns. It is likely that any economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

     The Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any persons concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

Investment Restrictions

     The Fund has adopted investment restrictions numbered 1 through 11 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. Investment restrictions numbered 12 and 13 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. The Fund may not:

     1. Purchase common stocks, preferred stocks, warrants, other equity securities or convertible bonds.

     2. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets).

     3.   Sell securities short.

     4.   Write or purchase put or call options.

     5.   Underwrite the securities of other issuers.

     6.   Purchase or sell real estate, commodities or oil and gas interests.

     7. Make loans to others, except through the purchase of debt obligations referred to under "Description of the Fund--Management Policies" in the Fund's Prospectus and "Investment Objective and Management Policies" in this Statement of Additional Information. However, the Fund's Board may, on the request of broker-dealers or other institutional investors which it deems qualified, authorize the Fund to lend securities, but only when the borrower pledges cash or equivalent securities as collateral to the Fund and agrees to maintain such collateral so that it amounts to at least 100% of the value of the securities. No such security loan will be made if, as a result, the aggregate of loans exceeds 10% of the value of the Fund's total assets.

     8. Invest more than 5% of its total assets in the securities of any one issuer except for U.S. Government and government agency securities which may be purchased without limitation.

     9.   Invest in companies for the purpose of exercising control.

     10. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     11. Invest more than 25% of its total assets in any particular industry or industries.

     12. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

     13. Pledge, mortgage, hypothecate or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values of assets will not constitute a violation of such restriction.

     The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Fund determine that a commitment is no longer in the best interests of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.




                           MANAGEMENT OF THE FUND

     Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Board member who is deemed to be an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

Board Members of the Fund


JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. He is also Chairman of the Board of Directors of Noel Group, Inc., a venture capital company, and Staffing Resources, Inc., a temporary placement service agency; and a director of The Muscular Dystrophy Association, HealthPlan Services Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs, Carlyle Industries, Inc. (formerly, Belding Heminway Company, Inc.), a button packager and distributor, and Curtis Industries, Inc., a national distributor of security products, chemicals, and automotive and other hardware. For more than five years prior to January 1995, he was President, and a director and, until August 1994, Chief Operating Officer of the Manager, and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Fund's distributor. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. Mr. DiMartino is 53 years old and his address is 200 Park Avenue, New York, New York 10166.


*DAVID P. FELDMAN, Board Member. Trustee of Corporate Property Investors, a real estate investment company, and a director of several mutual funds in the 59 Wall Street Mutual Funds Group and the Jeffrey Company, a private investment company. From July 1961 until his retirement in April 1997, he was employed by AT&T Investment Management Corporation, principally serving as Chairman and Chief Executive Officer. Mr. Feldman is 57 years old and his address is c/o AT&T, One Oak Way, Berkeley Heights, New Jersey 07922.


JOHN M. FRASER, JR., Board Member. President of Fraser Associates, a service company for planning and arranging corporate meetings and other events. From September 1975 to June 1978, he was Executive Vice President of Flagship Cruises, Ltd. Prior thereto, he was Senior Vice President and Resident Director of the Swedish-American Line for the United States and Canada. Mr. Fraser is 75 years old and his address is 133 East 64th Street, New York, New York 10021.


ROBERT R. GLAUBER, Board Member.  Research Fellow, Center for Business and
     Government at the John F. Kennedy School of Government, Harvard University, since January 1992. He is also a director of Mid Ocean Reinsurance Co., Ltd., Cooke & Bieler, Inc., investment counselors, NASD Regulation, Inc. and the Federal Reserve Bank of Boston. He was Under Secretary of the Treasury for Finance at the U.S. Treasury Department from May 1989 to January 1992. For more than five years prior thereto, he was a Professor of Finance at the Graduate School of Business Administration of Harvard University. He is 58 years old and his address is 79 John F. Kennedy Street, Cambridge, Massachusetts 02138.


JAMES F. HENRY, Board Member.  President of the CPR  Institute for Dispute
     Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation. He was of counsel to the law firm of Lovejoy, Wasson & Ashton from October 1975 to December 1976 and from October 1979 to June 1983, and was a partner of that firm from January 1977 to September 1979. He was President and a director of the Edna McConnell Clark Foundation, a philanthropic organization, from September 1971 to December 1976. Mr. Henry is 66 years old and his address is c/o CPR Institute for Dispute Resolution, 366 Madison Avenue, New York, New York 10017.


ROSALIND GERSTEN JACOBS, Board Member. Director of Merchandise and Marketing for Corporate Property Investors, a real estate investment company.
     From 1974 to 1976, she was owner and manager of a merchandise and marketing consulting firm. Prior to 1974, she was a Vice President of Macy's, New York. Mrs. Jacobs is 71 years old and her address is c/o Corporate Property Investors, 305 East 47th Street, New York, New York 10017.


IRVING KRISTOL, Board Member.  John M. Olin Distinguished Fellow of the
     American Enterprise Institute for Public Policy Research, co-editor of The Public Interest magazine and an author or co-editor of several books. From May 1981 to December 1994, he was a consultant to the Manager on economic matters; from 1969 to 1988, he was Professor of Social Thought at the Graduate School of Business Administration, New York University; and from September 1969 to August 1979, he was Henry R. Luce Professor of Urban Values at New York University. Mr. Kristol is 77 years old and his address is c/o The Public Interest, 1112 16th Street, N.W., Suite 530, Washington, D.C. 20036.


DR. PAUL A. MARKS, Board Member.  President and Chief Executive Officer of
     Memorial Sloan-Kettering Cancer Center. He is also director emeritus of Pfizer, Inc., a pharmaceutical company, where he served as a director from 1978 to 1996; a director of Tularik, Inc., a biotechnology company; and a general partner of LINC Venture Lease Partners II, L.P., a limited partnership engaged in leasing. He was Vice President for Health Sciences and Director of the Cancer Center at Columbia University from 1973 to September 1980; Professor of Medicine and of Human Genetics and Development at Columbia University from 1968 to 1982; and a director of Life Technologies Inc., a life service company producing products for cell and molecular biology and microbiology from 1986 to 1996, Biotechnology General, Inc., a biotechnology development company from 1992 to 1993; and National Health Laboratories, a national clinical diagnostic laboratory from 1991 to 1995. Dr. Marks is 70 years old and his address is c/o Memorial Sloan-Kettering Cancer Center, 1275 York Avenue, New York, New York 10021.


DR. MARTIN PERETZ, Board Member. Editor-in-Chief of The New Republic magazine and a lecturer in social studies at Harvard University, where he has been a member of the faculty since 1965. He is a trustee of the Center for Blood Research at the Harvard Medical School and of the Academy for Liberal Education, an accrediting agency for colleges and universities certified by the U.S. Department of Education, a director of LeukoSite Inc., a biopharmaceutical company, and Co-chairman of TheStreet.com, a financial daily on the Web. From 1988 to 1989, he was a director of Bank Leumi Trust Company of New York; and from 1988 to 1991, he was a director of Carmel Container Corporation. Dr. Peretz is 57 years old and his address is c/o The New Republic, 1220 19th Street, N.W., Washington, D.C. 20036.


BERT W. WASSERMAN, Board Member. Financial Consultant. He is also a director of The New Germany Fund, Mountasia Entertainment International, Inc., the Lillian Vernon Corporation, Winstar Communications, Inc. and International Discounts Telecommunications Corporation. From January 1990 to March 1995, Executive Vice President and Chief Financial Officer, and from January 1990 to March 1993, a director, of Time Warner Inc.; from 1981 to 1990, he was a member of the office of the President and a director of Warner Communications, Inc. Mr. Wasserman is 64 years old and his address is 126 East 56th Street, Suite 12 North, New York, New York 10022-3613.



     For so long as the Fund's plan described in the section captioned "Shareholder Services Plan" remains in effect, the Board members of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Fund.


     The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended March 31, 1997 and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1996, were as follows:


                                                     Total
                                                  Compensation from
                          Aggregate                  Fund and Fund
Name of Board             Compensation from          Complex Paid to
  Member                      Fund*                    Board Members
--------------            -------------------     ---------------------
Joseph S. DiMartino          $6,250                   $517,075 (93)

David P. Feldman             $5,000                   $122,257 (25)

John M. Fraser, Jr.          $5,000                   $ 73,563 (14)

Robert R. Glauber            $5,000                   $103,549 (20)

James F. Henry               $5,000                   $ 59,973 (10)

Rosalind Gersten Jacobs      $5,000                   $ 93,900 (20)

Irving Kristol               $5,000                   $ 59,973 (10)

Dr. Paul A. Marks            $4,500                   $ 55,223 (10)

Dr. Martin Peretz            $5,000                   $ 59,973 (10)

Bert W. Wasserman            $5,000                   $ 59,973 (10)
___________________________
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $1,907 for all Board members as a group.


Officers of the Fund


MARIE E. CONNOLLY, President and Treasurer.  President, Chief Executive
     Officer and a director of the Distributor and an officer of other investment companies advised or administered by the Manager. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. She is 39 years old.


JOHN E. PELLETIER, Vice President and Secretary.  Senior Vice President,
     General Counsel and Secretary of the Distributor and an officer of other investment companies advised or administered by the Manager. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. He is 32 years old.


RICHARD W. INGRAM, Vice President and Assistant Treasurer.  Senior Vice
     President and Director of Client Services and Treasury Operations of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From March 1994 to November 1995, he was Vice President and Division Manager of First Data Investor Services Group; and from 1989 to 1994, he was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company. He is 41 years old.


MARY A. NELSON, Vice President and Assistant Treasurer. Vice President of the Distributor, Vice President and Manager of Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company. She is 33 years old.


MICHAEL S. PETRUCELLI, Vice President and Assistant Treasurer.  Director of
     Strategic Client Initiatives for Funds distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From December 1989 through November 1996, he was employed by GE Investments where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and a Director of GE Investment Services. He is 36 years old.


JOSEPH F. TOWER, III, Vice President and Assistant Treasurer.  Senior Vice
     President, Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 35 years old.


DOUGLAS C. CONROY, Vice President and Assistant Secretary.  Supervisor of
     Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank & Trust Company; and from December 1991 to March 1993, he was employed as a Fund Accountant at The Boston Company, Inc.. He is 28 years old.


ELIZABETH A. KEELEY, Vice President and Assistant Secretary. Vice President of the Distributor and an officer of other investment companies advised or administered by the Manager. She has been employed by the Distributor since September 1995. She is 27 years old.


MARK A. KARPE, Vice President and Assistant Secretary. Senior Paralegal of the Distributor and an officer of other investment companies advised or administered by the Manager. Prior to August 1993, he was employed as an Associate Examiner at the National Association of Securities Dealers, Inc. He is 29 years old.



     The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.


     The Fund's Board members and officers, as a group, owned less than 1% of the Fund's shares outstanding on July 8, 1997.


     As of July 8, 1997, Nationwide QPVA, c/o IPO Co. 67, Post Office Box 182029, Columbus, Ohio, owned beneficially 7.924% of the Fund's outstanding shares.



                            MANAGEMENT AGREEMENT

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."


     The Manager provides management services pursuant to the Management Agreement (the "Agreement") dated August 24, 1994, with the Fund, which is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event its continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. Shareholders approved the Agreement on August 2, 1994. The Fund's Board, including a majority of its members who are not "interested persons" of any party to the Agreement, last voted to renew the Agreement at a meeting held on September 9, 1996. The Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of a majority of the Fund's shares or, upon not less than 90 days notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).


     The following persons are officers and/or directors of the Manager: W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman--Distribution and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President-- Corporate Communications; Mary Beth Leibig, Vice President--Human Resources; Jeffrey N. Nachman, Vice President--Mutual Fund Accounting; Andrew S. Wasser, Vice President--Information Systems; William V. Healey, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt and Frank V. Cahouet, directors.


     The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The Fund's portfolio managers, who comprise the Manager's Taxable Fixed-Income Committee, are Kevin M. McClintock, Michael Hoeh, Roger King, C. Matthew Olson and Gerald E. Thunelius. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.



     The Manager maintains office facilities on behalf of the Fund and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     The Manager, from time to time, from its own funds, other than the management fee paid by the Fund, but including past profits, may make payments to the Distributor for shareholder servicing. The Distributor in turn may pay part or all of such compensation to securities dealers or other persons for their servicing assistance.

     All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include: taxes, interest, brokerage fees and commissions, if any, fees of directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining corporate existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses.


     As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of .65 of 1% of the value of the Fund's average daily net assets. All expenses are accrued daily and deducted before declaration of dividends to investors. The management fees paid by the Fund to the Manager for the fiscal years ended March 31, 1995, 1996 and 1997 amounted to $3,422,106, $3,798,630 and $3,885,766, respectively.


     The Manager has agreed that if the aggregate expenses of the Fund, excluding taxes, brokerage commissions and, with the prior written consent of the necessary state securities commissions, extraordinary expenses, but including the management fee, exceed 1 1/2% of the average value of the Fund's net assets for the fiscal year, the Fund may deduct from the fees to be paid to the Manager, or the Manager will bear such excess expenses. No expense reimbursement was required under the Agreement for fiscal 1995, 1996 and 1997.


     The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.


                             PURCHASE OF SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."


     The Distributor. The Distributor serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies.


     Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order.

Purchase orders made after 4:00 p.m., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Shares--Dreyfus TeleTransfer Privilege."


     Transactions Through Securities Dealers. Fund shares may be purchased and redeemed through securities dealers which may charge a fee for such services. Some dealers will place the Fund's shares in an account with their firm. Dealers also may require the following: that the customer invest more than the $1,000 minimum investment through dealers; the customer not take physical delivery of stock certificates; the customer not request redemption checks to be issued in the customer's name; fractional shares not be purchased; monthly income distributions be taken in cash; or other conditions.


     There is no sales or service charge by the Fund or the Distributor, although investment dealers, banks and other financial institutions may make reasonable charges to investors for their services. The services provided and the applicable fees are established by each dealer or other institution acting independently of the Fund. The Fund has been given to understand that these fees may be charged for customer services including, but not limited to, same-day investment of client funds; same-day access to client funds; advice to customers about the status of their accounts, yield currently being paid or income earned to date; provision of periodic account statements showing security and money market positions; other services available from the dealer, bank or other institution; and assistance with inquiries related to their investment. Any such fees will be deducted monthly from the investor's account, which on smaller accounts could constitute a substantial portion of distributions. Small, inactive, long-term accounts involving monthly service charges may not be in the best interest of investors. Investors should be aware that they may purchase shares of the Fund directly from the Fund without imposition of any maintenance or service charges, other than those already described herein.

     Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


                          SHAREHOLDER SERVICES PLAN

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services Plan."

     The Fund has adopted a Shareholder Services Plan (the "Plan") pursuant to which the Fund reimburses Dreyfus Service Corporation for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services related to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

     A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Plan provides that material amendments of the Plan must be approved by the Board and by the Board, members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. The Plan was last so approved on May 29, 1996. The Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan.


     For the fiscal year ended March 31, 1997, the Fund was charged $1,007,283 pursuant to the Plan.


                            REDEMPTION OF SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Shares."

     Check Redemption Privilege. An investor may indicate on the Account Application , Shareholder Services Form, or by later written request that the Fund provide Redemption Checks ("Checks") drawn on the investor's Fund account. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Account Application, Shareholder Services Form or later written request must be manually signed by the registered owner(s). Checks may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor's agent, will cause the Fund to redeem a sufficient number of shares in the investor's account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to the investor. Shareholders generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

     If the amount of the Check is greater than the value of the shares in the investor's account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.


     Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions (including over The Dreyfus Touchr automated telephone system) from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.


     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                   Transfer Agent's
          Transmittal                   Answer Back Sign

             144295                     144295 TSSG PREP


     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmitted code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

     Dreyfus TeleTransfer Privilege. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Shares--Dreyfus TeleTransfer Privilege."

     Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock

Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.


     Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges might be incurred.


     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any periods when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange by order may permit to protect the Fund's shareholders.


                            SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services."

     Fund Exchanges. Shares of other funds purchased by exchange will be purchased on the basis of net asset value per share as follows:

          A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

          B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

          C. Shares of funds previously purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

          D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load, and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.


     To request an exchange, an investor must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touchr automated telephone system) from any person representing himself or herself to be the investor, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.


     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans, IRAs and IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Dreyfus Family of Funds. To exchange shares held in personal retirement plans, the shares exchanged must have a current value of at least $100.

     Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of the Fund, shares of certain other funds in the Dreyfus Family of Funds. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value set forth above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if his account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Dreyfus Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired legally may be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.


     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or Dreyfus Auto-Exchange Privilege may be modified or terminated any time upon notice to shareholders.


     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest automatically their dividends or dividends and capital gain distributions, if any, from the Fund in shares of another fund in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

          A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

          B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

          C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

          D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

     Corporate Pension/Profit-Sharing and Personal Retirement Plans. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs, including SEP-IRAs, IRA "Rollover Accounts" and 403(b)(7) Plans. Plan support services also are available.

     Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, may request forms for adoption of such plans from the Distributor.

     The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

     The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant is $2,500, with no minimum on subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is normally $750, with no minimum on subsequent purchases. Individuals who open an IRA may also open a non-working spousal IRA with a minimum investment of $250.

     The investor should read the Prototype Retirement Plan and the form of Custodial Agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.


                           PORTFOLIO TRANSACTIONS


     Purchases and sales of portfolio securities usually are principal transactions. Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or a market maker for the securities. Usually no brokerage commissions are paid by the Fund for such purchases. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter and the purchase price paid to market makers for the securities may include the spread between the bid and asked price. No brokerage commissions or concessions were paid by the Fund during the 1995, 1996 and 1997 fiscal years.


     Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms. Sales of shares of the Fund and other funds in the Dreyfus Family of Funds by a broker may be taken into consideration in allocating brokerage transactions.

     Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services should not reduce the overall expenses of its research department.


     The Fund anticipates that its annual portfolio turnover rate generally will not exceed 300%. For the fiscal years ended March 31, 1996 and 1997, the Fund's portfolio turnover rate was 165.50% and 415.69%, respectively.
The increase in the Fund's portfolio turnover rate in fiscal 1997 was attributable to the restructuring of the Fund's portfolio and to the volatile interest rate environment which necessitated more frequent adjustments to the duration of the Fund's portfolio.



                      DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

     Valuation of Portfolio Securities. Substantially all of the Fund's investments (excluding short-term investments) are valued each business day by an independent pricing service (the "Service") approved by the Fund's Board. Securities valued by the Service for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio of securities) valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments are not valued by the Service and are carried at amortized cost, which approximates value. Other investments that are not valued by the Service are valued at the average of the most recent bid and asked prices in the market in which such investments are primarily traded, or at the last sales price for securities traded primarily on an exchange. In the absence of reported sales of investments traded primarily on an exchange, the average of the most recent bid and asked prices is used. Bid price is used when no asked price is available. Investments traded in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Expenses and fees, including the management fee (reduced by the expense limitation, if any), are accrued daily and are taken into account for the purpose of determining the net asset value of Fund shares.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                     DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Distributions and Taxes."


     Management believes that the Fund qualified as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), for the fiscal year ended March 31, 1997. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, the Fund will pay no Federal income tax on its net investment income and net realized capital gains to the extent such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.


     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code.

     Any dividend or distribution from net realized long-term securities gains (i.e., "capital gain distribution") paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of his shares below the cost of his investment. Such a dividend or capital gain distribution would be a return on investment in an economic sense, although taxable as stated above. In addition, the Code provides that if a shareholder holds shares of the Fund for six months (or shorter period as the Internal Revenue Service may prescribe by regulation) and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

     Investment by the Fund in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to shareholders. For example, the Fund could be required to recognize annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In such case, the Fund may be required to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.


                           PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance Information."


     The Fund's current yield for the 30-day period ended March 31, 1997 was 6.39%. Current yield is computed pursuant to a formula which operates as follows: The amount of the Fund's expenses accrued for the 30-day period is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by the Fund during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends, and (b) the net asset value per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.


     The Fund's average annual total return for the one, five and ten year periods ended March 31, 1997 was 3.88%, 7.69% and 7.92%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.


     The Fund's total return for the period June 25, 1976 to March 31, 1997 was 544.06%. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.



                         INFORMATION ABOUT THE FUND

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and nonassessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

     The Fund sends annual and semi-annual financial statements to all its shareholders.


             TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN,
                      COUNSEL AND INDEPENDENT AUDITORS


     Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. For the fiscal year ended March 31, 1997, the Fund paid the Transfer Agent $277,997.


     Mellon Bank, N.A. (the "Custodian"), the Manager's parent, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, serves as custodian of the Fund's investments. Under a custody agreement with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records.
For its custody services, the Custodian receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transactions charges. For the period May 10, 1996 (effective date of the custody agreement) through March 31, 1997, the Fund paid the Custodian $55,807.


     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.


     Ernst & Young LLP, independent auditors, 787 Seventh Avenue, New York, New York 10019, have been selected as the Fund's auditors.
                                  APPENDIX



     Description of certain Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's") ratings:


S&P

Debt Ratings

                                     AAA

     Bonds rated AAA have the highest rating assigned to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

                                     AA

     Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                      A

     Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

                                     BBB

     Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.


                                     BB

     Bonds rated BB have less near-term vulnerability to default than other speculative bonds. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
                                      B

     Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

     S&P's letter rating may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Commercial Paper Ratings

     The rating A is the highest rating and is assigned by S&P to issues that are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. Paper rated A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation. Paper rated A-1 must have the following characteristics: liquidity ratios are adequate to meet cash requirements, long-term senior debt is rated "A" or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry; the reliability and quality of management are unquestioned.

Moody's

Debt Rating

                                     Aaa

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                     Aa

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                      A

     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                     Baa

     Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                     Ba

     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                      B

     Bonds which are rated B generally lack characteristics of the desired investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Rating

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.
DREYFUS A BONDS PLUS, INC.
STATEMENT OF INVESTMENTS                                       MARCH 31, 1997

                                                                                                  Principal
Bonds and Notes_96.7%                                                                               Amount              Value
                                                                                                   _______              _______
  Asset-Backed_7.2%                  ContiMortgage Home Equity Loan Trust,
                                       Pass-Through Ctfs.,
                                       Ser. 1996-3, Cl. A7, 8.04%, 2027.....                 $   8,000,000       $    8,135,000
                                     The Money Store Trust,
                                       Asset Backed Ctfs., Ser. 1996-D:
                                         Cl. A-7, 7.11%, 2025..................                 16,000,000           15,556,800
                                         Cl. A-16, 7.11%, 2028.................                  7,640,466            7,548,542
                                     UCFC Acceptance,
                                       Home Equity Loan Pass-Through Ctfs.,
                                       Ser. 1997-A1, Cl. A-6, 7.435%, 2024..                     9,686,000            9,607,301
                                                                                                                        _______
                                                                                                                     40,847,643
                                                                                                                        _______
  Automotive_1.3%                    Chrysler,
                                       Deb., 7.45%, 2097....................                     8,000,000 (a)        7,418,080
                                                                                                                        _______
  Banking_16.2%                      BNY Capital I,
                                       Gtd. Capital Securities, Ser. B, 7.97%, 2026             11,000,000           10,646,361
                                     BankBoston Capital Trust II,
                                       Gtd. Capital Securities, 7 3/4%, 2026.                   13,000,000 (a)       12,106,250
                                     Barnett Capital II,
                                       Gtd. Capital Securities, 7.95%, 2026.                     6,000,000 (a)        5,737,500
                                     First Union Institutional:
                                       Capital I,
                                       Gtd. Capital Securities, 8.04%, 2026                     17,000,000           16,512,151
                                       Capital II,
                                       Gtd. Capital Securities, 7.85%, 2027                     10,000,000 (a)        9,475,000
                                     Fleet Capital Trust II,
                                       Gtd. Capital Securities, 7.92%, 2026.                    10,000,000            9,581,210
                                     J.P. Morgan & Co.,
                                       Floating Rate Medium-Term Notes,
                                       Ser. A, 4%, 2012.....................                    10,000,000 (b)        9,756,000
                                     State Street Institutional Capital A,
                                       Gtd. Capital Securities, Ser. A, 7.94%, 2026             20,000,000 (a)       19,034,000
                                                                                                                        _______
                                                                                                                     92,848,472
                                                                                                                        _______
  Brokerage_.9%                      Salomon,
                                       Sr. Consumer Price Index-Linked Bonds,
                                       3.65%, 2002..........................                     5,000,000 (b)        4,879,770
                                                                                                                        _______
  Chemicals_1.4%                     Eastman Chemical,
                                       Deb., 7.60%, 2027....................                     8,000,000            7,720,568
                                                                                                                        _______
  Commercial Mortgage_21.2%          Asset Securitization,
                                       Commercial Mortgage Pass-Through Ctfs.,
                                       Ser. 1996-MD VI, Cl. A7, 7.147%, 2026                    23,000,000 (c)       22,148,281
                                     Commercial Mortgage Acceptance,
                                       Commercial Mortgage Pass-Through Ctfs.,
                                       Ser. 1996-C2, Cl. C, 7.139%, 2023....                     8,619,000 (a,c)      8,392,751

DREYFUS A BONDS PLUS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                 MARCH 31, 1997
                                                                                                  Principal
Bonds and Notes (continued)                                                                         Amount               Value
                                                                                                   _______              _______
  Commercial Mortgage (continued)    DLJ Mortgage Acceptance,
                                       Commercial Mortgage Pass-Through Ctfs.,
                                       Ser. 1996-CF2:
                                         Cl. A-2, 7.28%, 2021..................             $    5,000,000 (a)   $    4,878,125
                                         Cl. A-3, 7.38%, 2021..................                  3,000,000 (a)        2,926,875
                                         Cl. B-1, 7.53%, 2021..................                  4,000,000 (a)        3,890,000
                                     FDIC REMIC Trust,
                                       Commercial Mortgage Pass-Through Ctfs.,
                                       Ser.1996-C1:
                                         Cl.1-B, 7 1/8%, 2026............................        7,000,000            6,803,125
                                         Cl.1-C, 7 1/4%, 2026                                    5,000,000            4,863,281
                                         Cl.1-D, 7 1/4%, 2026............................       10,000,000            9,595,313
                                     GMAC Commercial Mortgage Securities,
                                       Mortgage Pass-Through Ctfs., Ser. 1996-C1:
                                         Cl. C, 7.43%, 2006....................                  5,000,000            4,929,687
                                         Cl. D, 7.73%, 2006....................                 11,409,000           11,282,431
                                         Cl. E, 7.86%, 2006....................                  3,105,000            2,951,691
                                     Merrill Lynch Mortgage Investors,
                                       Mortgage Pass-Through Ctfs.:
                                         Ser. 1995-C3, Cl. C, 7.368%, 2025.....                  4,980,000 (c)        4,880,400
                                         Ser. 1996-C2, Cl. C, 6.96%, 2028......                 10,000,000            9,521,875
                                     Resolution Trust,
                                       Commercial Mortgage Pass-Through Ctfs.:
                                         Ser. 1994-C2, Cl. D, 8%, 2025.........                 10,165,417           10,222,597
                                         Ser. 1995-C1, Cl. A2B, 6.55%, 2027....                    835,007              832,659
                                         Ser. 1995-C2, Cl. C, 7%, 2027.........                  6,626,365            6,375,806
                                     Structured Asset Securities,
                                       Mortgage Pass-Through Ctfs.,
                                       Ser. 1996-C3, Cl. B, 7 1/8%, 2030.....                    7,000,000 (a)        6,899,375
                                                                                                                        _______
                                                                                                                    121,394,272
                                                                                                                        _______
  Consumer/Finance_1.4%              MBNA Capital B,
                                       Gtd. Floating Rate Capital Securities,
                                       Ser. B, 6.363%, 2027.................                     8,000,000 (c)        7,930,944
                                                                                                                        _______
  Foreign_6.7%                       Bangkok Bank PLC,
                                       Sub. Notes, 8 3/8%, 2027.............                    11,000,000 (a)       10,562,937
                                     United Mexican States,
                                       Floating Rate Notes, 7 5/8%, 2001....                    18,000,000 (a,c)     18,225,000
                                     Wharf International Finance Ltd.,
                                       Gtd. Notes, Ser. A, 7 5/8%, 2007.....                    10,000,000 (a)        9,665,900
                                                                                                                        _______
                                                                                                                     38,453,837
                                                                                                                        _______

DREYFUS A BONDS PLUS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                            MARCH 31, 1997
                                                                                                  Principal
Bonds and Notes (continued)                                                                         Amount               Value
                                                                                                   _______              _______
  Industrial_1.3%                    GATX Capital,
                                       Medium-Term Notes, Ser. B, 9 1/2%, 2002               $    5,000,000       $    5,447,370
                                     Parker-Hannifin,
                                       Deb., 9 3/4%, 2021...................                      2,000,000            2,185,730
                                                                                                                        _______
                                                                                                                      7,633,100
                                                                                                                        _______
  Insurance_6.1%                     AFC Capital Trust I,
                                       Gtd. Capital Securities, 8.207%, 2027..........          15,000,000 (a)       14,975,670
                                     American General Institutional Capital B,
                                       Gtd. Capital Securities, Ser. B, 8 1/8%, 2046            10,000,000 (a)        9,687,500
                                     NAC Re,
                                       Notes, 8%, 1999......................                     5,000,000            5,106,700
                                     Orion Capital,
                                       Sr. Notes, 9 1/8%, 2002..............                     5,000,000            5,378,205
                                                                                                                        _______
                                                                                                                     35,148,075
                                                                                                                        _______
  Oil and Gas_3.1%                   Halliburton,
                                       Notes, 6 3/4%, 2007..................                    18,000,000 (d)       17,448,102
                                     Maxus Energy,
                                       Sinking Fund Deb., 11 1/4%, 2013.....                       184,000              189,520
                                                                                                                        _______
                                                                                                                     17,637,622
                                                                                                                        _______
  Real Estate_.9%                    United Dominion Realty Trust,
                                       Notes, 7 1/4%, 2007..................                     5,000,000            4,876,545
                                                                                                                        _______
  Residential Mortgage_1.1%          Collateralized Mortgage Obligation Trust 9,
                                       Cl. C (Collateralized by
                                       GNMA Pass-Through Ctfs.),
                                       7 3/4%, 2012.........................                       336,480              339,354
                                     DLJ Acceptance Trust 1,
                                       Collateralized Mortgage Obligation,
                                       Ser. 1989-1, Cl. 1-F (Collateralized by
                                       GNMA Pass-Through Ctfs. and the
                                       Collateral Proceeds Account), 11%, 2019                     208,884              218,865
                                     FHA Project Loan Ctfs., Ser. Pool No. 6
                                       (Reilly Mortgage Group), 7.43%, 2022.                     6,010,460            5,938,148
                                                                                                                        _______
                                                                                                                      6,496,367
                                                                                                                        _______
  Utilities/Electric_.9%             National Rural Utilities Cooperative Finance,
                                       Collateral Trust Bonds, 7.30%, 2006..                     5,000,000            4,983,270
                                                                                                                        _______
  Utilities/Telephone_4.9%           BellSouth Capital Funding,
                                       Deb., 6.04%, 2001....................                    12,000,000 (e)       11,688,840
                                     Wisconsin Bell,
                                       Deb., 6.35%, 2006....................                    17,000,000 (f)       16,140,106
                                                                                                                        _______
                                                                                                                     27,828,946
                                                                                                                        _______

DREYFUS A BONDS PLUS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                              MARCH 31, 1997
                                                                                                  Principal
Bonds and Notes (continued)                                                                         Amount               Value
                                                                                                   _______              _______
  U.S. Government Agency/
    Mortgage Backed_17.8%            Government National Mortgage Association I:
                                       7%, 6/15/2008.........................             $       162,448      $       161,281
                                       7 1/2%, 5/15/2027.....................                   54,000,000 (g)       52,987,500
                                       9 1/2%, 11/15/2017....................                    9,221,662            9,950,727
                                       Project Loan,
                                         7 1/2%, 12/15/2029..................                    4,679,678            4,577,287
                                     Government National Mortgage Association REMIC Trust,
                                       Gtd. REMIC Pass-Through Securities:
                                         Ser. 1997-2, Cl. K, 7 1/2%, 1/20/2024...               11,259,000           10,840,053
                                         Ser. 1997-4, Cl. G, 7 1/2%, 11/16/2024..               11,500,000           11,001,015
                                     Student Loan Marketing Association,
                                       Consumer Price Index-Indexed Notes, 2.90%, 2000          12,500,000 (b)       12,368,875
                                                                                                                        _______
                                                                                                                    101,886,738
                                                                                                                        _______
  U.S. Government_4.3%               U.S. Treasury Notes,
                                       6 1/4%, 3/31/1999........................                25,000,000           24,803,750
                                                                                                                        _______
                                     TOTAL BONDS AND NOTES
                                       (cost $564,635,102)..................                                       $552,787,999
                                                                                                                        =======
Short-Term Investments_6.6%
                                 U.S. Government Agency;  Federal Home Loan Banks,
                                       6.45%, 4/1/1997
                                       (cost $37,765,000)...................                 $  37,765,000        $  37,765,000
                                                                                                                        =======
TOTAL INVESTMENTS (cost $602,400,102).......................................                        103.3%         $590,552,999
                                                                                                      ====              =======
LIABILITIES, LESS CASH AND RECEIVABLES......................................                         (3.3%)       $ (18,972,720)
                                                                                                      ====              =======
NET ASSETS..................................................................                        100.0%         $571,580,279
                                                                                                      ====              =======



Notes to Statement of Investments:
    (a) Securities exempt from registration under Rule 144A of the Securities
   Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1997, these securities amounted to $143,874,963 or 25.2% of net assets.
    (b) Variable rate security-base interest rate shown-adjustment to interest rate linked to the Consumer Price Index.
    (c) Variable rate security-interest rate subject to periodic change.
    (d) Reflects date security can be redeemed at holders' option; the stated maturity date is 2/1/2027.
    (e) Reflects date security can be redeemed at holder's option; the stated maturity date is 11/15/2026.
    (f) Reflects date security can be redeemed at holders' option; the stated maturity date is 12/1/2026.
    (g) Purchased on a forward commitment basis.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS A BONDS PLUS, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                              MARCH 31, 1997
                                                                                                       Cost             Value
                                                                                                     --------          --------
ASSETS:                          Investments in securities_See Statement of Investments          $602,400,102      $590,552,999
                                 Cash.......................................                                          1,906,292
                                 Receivable for investment securities sold..                                         52,913,904
                                 Interest receivable........................                                          5,868,712
                                 Receivable for shares of Common Stock subscribed                                       208,205
                                 Prepaid expenses and other assets..........                                             53,930
                                                                                                                       --------
                                                                                                                    651,504,042
                                                                                                                       --------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                          420,124
                                 Payable for investment securities purchased                                         77,167,774
                                 Payable for shares of Common Stock redeemed                                          2,208,646
                                 Interest payable...........................                                              2,046
                                 Accrued expenses...........................                                            125,173
                                                                                                                       --------
                                                                                                                     79,923,763
                                                                                                                       --------
NET ASSETS..................................................................                                       $571,580,279
                                                                                                                       ========
REPRESENTED BY:                  Paid-in capital............................                                       $573,818,789
                                 Accumulated undistributed investment income_net                                      6,127,083
                                 Accumulated net realized gain (loss) on investments                                  3,481,510
                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments_Note 4....................                                        (11,847,103)
                                                                                                                       --------
NET ASSETS..................................................................                                       $571,580,279
                                                                                                                       ========
SHARES OUTSTANDING
(100 million shares of $.01 par value Common Stock authorized)..............                                         40,439,539
NET ASSET VALUE, offering and redemption price per share....................                                             $14.13
                                                                                                                       ========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS A BONDS PLUS, INC.
STATEMENT OF OPERATIONS                                                                             YEAR ENDED MARCH 31, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                         $ 42,280,458
EXPENSES:                        Management fee_Note 3(a)...................                  $   3,885,766
                                 Shareholder servicing costs_Note 3(b)......                      1,545,986
                                 Custodian fees_Note 3(b)...................                         61,454
                                 Directors' fees and expenses_Note 3(c).....                         56,782
                                 Professional fees..........................                         53,450
                                 Registration fees..........................                         51,179
                                 Prospectus and shareholders' reports.......                         27,376
                                 Interest_Note 2............................                         23,686
                                 Miscellaneous..............................                          8,436
                                                                                                    _______
                                       Total Expenses.......................                                            5,714,115
                                                                                                                          _______
INVESTMENT INCOME_NET.......................................................                                           36,566,343
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments....                  $   8,631,964
                                 Net unrealized appreciation (depreciation) on investments      (22,130,009)
                                                                                                    _______
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                          (13,498,045)
                                                                                                                          _______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $ 23,068,298
                                                                                                                          =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS A BONDS PLUS, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                         Year Ended            Year Ended
                                                                                       March 31, 1997         March 31, 1996
                                                                                         ________                  ________
OPERATIONS:
    Investment income_net...................................................       $   36,566,343                $   36,916,840
    Net realized gain (loss) on investments.................................            8,631,964                    18,686,437
    Net unrealized appreciation (depreciation) on investments...............          (22,130,009)                    9,773,168
                                                                                         --------                      --------
      Net Increase (Decrease) in Net Assets Resulting from Operations.......           23,068,298                    65,376,445
                                                                                         --------                      --------
NET EQUALIZATION CREDITS (DEBITS)_Note 1(e).................................             (142,308)                      164,551
                                                                                         --------                      --------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income_net...................................................          (36,573,464)                  (37,132,047)
                                                                                         --------                      --------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold...........................................          188,296,554                   194,660,390
    Dividends reinvested....................................................           31,341,242                    31,821,743
    Cost of shares redeemed.................................................         (232,961,296)                 (195,480,199)
                                                                                         --------                      --------
      Increase (Decrease) in Net Assets from Capital Stock Transactions.....          (13,323,500)                   31,001,934
                                                                                         --------                      --------
          Total Increase (Decrease) in Net Assets...........................          (26,970,974)                   59,410,883
NET ASSETS:
    Beginning of Period.....................................................          598,551,253                   539,140,370
                                                                                         --------                      --------
    End of Period...........................................................        $ 571,580,279                 $ 598,551,253
                                                                                         ========                      ========
Undistributed investment income_net.........................................        $   6,127,083                 $   6,276,512
                                                                                         --------                      --------
                                                                                          Shares                        Shares
                                                                                         --------                      --------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................           13,245,473                    13,495,937
    Shares issued for dividends reinvested..................................            2,202,148                     2,215,494
    Shares redeemed.........................................................          (16,381,726)                  (13,549,784)
                                                                                         --------                      --------
      Net Increase (Decrease) in Shares Outstanding.........................             (934,105)                    2,161,647
                                                                                         ========                      ========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS A BONDS PLUS, INC.
FINANCIAL HIGHLIGHTS

Reference is made to page 4 of the Fund's Prospectus dated August 1, 1997.

SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS A BONDS PLUS, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus A Bonds Plus, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with the maximum amount of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding short-term investments and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Short-term investments are carried at amortized cost, which approximates value.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

    On March 31, 1997, the Board of Directors declared a cash dividend of $.075 per share from undistributed investment income-net, payable on April 1, 1997 (ex-dividend date), to shareholders of record as of the close of business on March 31, 1997.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    (e) Equalization: The Fund follows the accounting practice known as "equalization" by which a portion of the amounts received on issuances and the amounts paid on redemptions of Fund shares (equivalent, on a per share basis, to the amount of distributable investment income-net on the date of the transaction) is allocated to undistributed investment income-net so that undistributed investment income-net per share is unaffected by Fund shares issued or redeemed.

DREYFUS A BONDS PLUS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 2_BANK LINE OF CREDIT:
    The Fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. At March 31, 1997, the Fund had no outstanding borrowings under either line of credit.
    The average daily amount of borrowings outstanding under both arrangements during the period ended March 31, 1997 was approximately $422,000, with a related weighted average annualized interest rate of 5.61%. The maximum amount borrowed at any time during the period ended March 31, 1997 was $9,550,000.
NOTE 3_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .65 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, interest on borrowings, brokerage commissions and extraordinary expenses, exceed 1 1/2% of the value of the Fund's average net assets, the Fund may deduct from the payments to be made to the Manager, or the Manager will bear, the amount of such excess expenses. There was no expense reimbursement for the period ended March 31, 1997.
    (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 1997, the Fund was charged an aggregate of $1,007,283 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $277,997 during the period ended March 31, 1997.
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended March 31, 1997, $55,807 was charged by Mellon pursuant to the custody agreement.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4_SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended March 31, 1997, amounted to $2,478,012,721 and $2,449,750,034, respectively.
    At March 31, 1997, accumulated net unrealized depreciation on investments was $11,847,103, consisting of $1,711,347 gross unrealized appreciation and $13,558,450 gross unrealized depreciation.
    At March 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS A BONDS PLUS, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Directors
Dreyfus A Bonds Plus, Inc.
    We have audited the accompanying statement of assets and liabilities of Dreyfus A Bonds Plus, Inc., including the statement of investments, as of March 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of March 31, 1997 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus A Bonds Plus, Inc. at March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [ERNST & YOUNG LLP signature logo]

New York, New York
May 6, 1997



                         DREYFUS A BONDS PLUS, INC.


                         PART C. OTHER INFORMATION
                          _________________________


Item 24.  Financial Statements and Exhibits. - List
_______   _________________________________________

     (a)  Financial Statements:

               Included in Part A of the Registration Statement


               Condensed Financial Information for each of the ten years in the period ended March 31, 1997.



             Included in Part B of the Registration Statement:


                    Statement of Investments--March 31, 1997.


                    Statement of Assets and Liabilities--March 31, 1997.


                    Statement of Operations--year ended March 31, 1997.



                     Statement of Changes in Net Assets--for each of the two years ended March 31, 1997.



                    Notes to Financial Statements.


                    Report of Ernst & Young LLP, Independent Auditors, dated May 6, 1997.



All Schedules and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto which are included in Part B of the Registration Statement.

Item 24.  Financial Statements and Exhibits
________  __________________________________

     (b)       Exhibits:


(1)(a) Registrant's Certificate of Incorporation is incorporated by reference to Exhibit (1)(a) of Post-Effective Amendment No. 32 to the Fund's Registration Statement on Form N-14, filed on July 24, 1996.


    (b)    Articles Supplementary are incorporated by reference to Exhibit
           (1)(b) of Post-Effective Amendment No. 32 to the Fund's Registration Statement on Form N-1A, filed on July 24, 1996.


(2) Registrant's By-Laws are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 32 to the Fund's Registration Statement on Form N-14, filed on July 24, 1996.



(5) Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective No. 30 to the Fund's Registration Statement on Form N-1A, filed on July 27, 1995.

(6) Distribution Agreement is incorporated by reference to Exhibit (6) of Post-Effective No. 30 to the Fund's Registration Statement on Form N-1A, filed on July 27, 1995.


(8) Custody Agreement is incorporated by reference to Exhibit (8) of Post-Effective Amendment No. 32 to the Fund's Registration Statement on Form N-14, filed on July 24, 1996.



(9)        Shareholder Services Plan is incorporated by reference to Exhibit
           (9) of Post-Effective No. 30 to the Fund's Registration Statement on Form N-1A, filed on July 27, 1995.


(10) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 32 to the Fund's Registration Statement on Form N-14, filed on July 24, 1996.


(11)        Consent of Independent Auditors.

(12)         Financial Data Schedule.

(16) Schedules of Computation of Performance Data are incorporated herein by reference to Exhibit 16 of Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A, filed on May 24, 1994.
Item 24.  Financial Statements and Exhibits (continued)
________  __________________________________

               Other Exhibits:


               (a)  Powers of Attorney.


               (b) Certificate of Secretary


Item 25.  Persons Controlled by or Under Common Control with Registrant

               Not Applicable

Item 26.  Number of Holders of Securities


            (1)                                   (2)

                                            Number of Record
            Title of Class             Holders as of July 8, 1997

            Common Stock,                         19,253
            par value $.01
            per share


Item 27.    Indemnification


        Reference is made to Article SEVENTH of the Registrant's Article of Incorporation filed as Exhibit 1(a), incorporated by reference to
        Exhibit 1(a) of Post-Effective Amendment No. 32, filed on July 24, 1996, and to Section 2-418 of the Maryland General Corporation law. The application of these provisions is limited by Article VIII of the Registrant's By-Laws filed as Exhibit 2, incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 32, filed on July 24, 1996, and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:


           Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

                 Reference is also made to the Distribution Agreement, as amended, and is incorporated herein by reference to Exhibit (6), filed on July 27, 1995.

Item 28.       Business and Other Connections of Investment Adviser.
_______     ____________________________________________________

                 The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.

Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________


Name and Position
with Dreyfus                Other Businesses
_________________           ________________

MANDELL L. BERMAN           Real estate consultant and private investor
Director                         29100 Northwestern Highway, Suite 370
                                 Southfield, Michigan 48034;
                            Past Chairman of the Board of Trustees:
                                 Skillman Foundation;
                            Member of The Board of Vintners Intl.

BURTON C. BORGELT           Chairman Emeritus of the Board and
Director                    Past Chairman, Chief Executive Officer and
                            Director:
                                 Dentsply International, Inc.
                                 570 West College Avenue
                                 York, Pennsylvania 17405;
                            Director:
                                 DeVlieg-Bullard, Inc.
                                 1 Gorham Island
                                 Westport, Connecticut 06880
                                 Mellon Bank Corporation***;
                                 Mellon Bank, N.A.***

FRANK V. CAHOUET            Chairman of the Board, President and
Director                    Chief Executive Officer:
                                 Mellon Bank Corporation***;
                                 Mellon Bank, N.A.***;
                            Director:
                                 Avery Dennison Corporation
                                 150 North Orange Grove Boulevard
                                 Pasadena, California 91103;
                                 Saint-Gobain Corporation
                                 750 East Swedesford Road
                                 Valley Forge, Pennsylvania 19482;
                                 Teledyne, Inc.
                                 1901 Avenue of the Stars
                                 Los Angeles, California 90067

W. KEITH SMITH              Chairman and Chief Executive Officer:
Chairman of the Board            The Boston Company****;
                            Vice Chairman of the Board:
                                 Mellon Bank Corporation***;
                                 Mellon Bank, N.A.***;
                            Director:
                                 Dentsply International, Inc.
                                 570 West College Avenue
                                 York, Pennsylvania 17405

CHRISTOPHER M. CONDRON      Vice Chairman:
President, Chief                 Mellon Bank Corporation***;
Executive Officer,               The Boston Company****;
Chief Operating             Deputy Director:
Officer and a                    Mellon Trust***;
Director                    Chief Executive Officer:
                                 The Boston Company Asset Management,
                                 Inc.****;
                            President:
                                 Boston Safe Deposit and Trust Company****

STEPHEN E. CANTER           Director:
Vice Chairman and                The Dreyfus Trust Company++;
Chief Investment Officer,   Formerly, Chairman and Chief Executive Officer:
and a Director                   Kleinwort Benson Investment Management
                                      Americas Inc.*

LAWRENCE S. KASH            Chairman, President and Chief
Vice Chairman-Distribution  Executive Officer:
and a Director                   The Boston Company Advisors, Inc.
                                 53 State Street
                                 Exchange Place
                                 Boston, Massachusetts 02109;
                            Executive Vice President and Director:
                                 Dreyfus Service Organization, Inc.**;
                            Director:
                                 Dreyfus America Fund+++;
                                 The Dreyfus Consumer Credit Corporation*;
                                 The Dreyfus Trust Company++;
                                 Dreyfus Service Corporation*;
                                 World Balanced Fund++++;
                            President:
                                 The Boston Company****;
                                 Laurel Capital Advisors***;
                                 Boston Group Holdings, Inc.;
                            Executive Vice President:
                                 Mellon Bank, N.A.***;
                                 Boston Safe Deposit and Trust
                                 Company****

WILLIAM T. SANDALLS, JR.    Director:
Senior Vice President and   Dreyfus Partnership Management, Inc.*;
Chief Financial Officer     Seven Six Seven Agency, Inc.*;
                            President and Director:
                                 Lion Management, Inc.*;
                            Executive Vice President and Director:
                                 Dreyfus Service Organization, Inc.*;
                            Vice President, Chief Financial Officer and
                            Director:
                                 Dreyfus America Fund+++;
                                 World Balanced Fund++++;
                            Vice President and Director:
                                 The Dreyfus Consumer Credit Corporation*;
                                 The Truepenny Corporation*;
                            Treasurer, Financial Officer and Director:
                                 The Dreyfus Trust Company++;
                            Treasurer and Director:
                                 Dreyfus Management, Inc.*;
                                 Dreyfus Service Corporation*;
                            Formerly, President and Director:
                                 Sandalls & Co., Inc.

MARK N. JACOBS              Vice President, Secretary and Director:
Vice President,             Secretary:
General Counsel                  The Dreyfus Consumer Credit Corporation*;
and Secretary                    Dreyfus Management, Inc.*;
                            Assistant Secretary:
                                 Dreyfus Service Organization, Inc.**;
                                 Major Trading Corporation*;
                                 The Truepenny Corporation*

PATRICE M. KOZLOWSKI        None
Vice President-
Corporate Communications

MARY BETH LEIBIG            None
Vice President-
Human Resources

JEFFREY N. NACHMAN          President and Director:
Vice President-Mutual Fund       Dreyfus Transfer, Inc.
Accounting                       One American Express Plaza
                                 Providence, Rhode Island 02903

ANDREW S. WASSER            Vice President:
Vice President-Information       Mellon Bank Corporation***
Services

WILLIAM V. HEALEY
Assistant Secretary

                            President:
                                The Truepenny Corporation
                            Vice President and Director:
                                The Dreyfus Consumer Credit Corporation
                            Secretary and Director:
                                Dreyfus Partnership Management Inc.
                            Director:
                                The Dreyfus Trust Company
                            Assistant Secretary:
                                Dreyfus Service Corporation
                                Dreyfus Investment Advisors, Inc.
                            Assistant Clerk:
                                Dreyfus Insurance Agency of Massachusetts,
                                Inc.



______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
*** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
**** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
+++ The address of the business so indicated is 69, Route 'd'Esch, L-1470 Luxembourg.
++++ The address of the business so indicated is 69, Route 'd'Esch, L-2953 Luxembourg.



Item 29.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

    1)     Comstock Partners Funds, Inc.
    2)     Dreyfus A Bonds Plus, Inc.
    3)     Dreyfus Appreciation Fund, Inc.
    4)     Dreyfus Asset Allocation Fund, Inc.
    5)     Dreyfus Balanced Fund, Inc.
    6)     Dreyfus BASIC GNMA Fund
    7)     Dreyfus BASIC Money Market Fund, Inc.
    8)     Dreyfus BASIC Municipal Fund, Inc.
    9)     Dreyfus BASIC U.S. Government Money Market Fund
    10)    Dreyfus California Intermediate Municipal Bond Fund
    11)    Dreyfus California Tax Exempt Bond Fund, Inc.
    12)    Dreyfus California Tax Exempt Money Market Fund
    13)    Dreyfus Cash Management
    14)    Dreyfus Cash Management Plus, Inc.
    15)    Dreyfus Connecticut Intermediate Municipal Bond Fund
    16)    Dreyfus Connecticut Municipal Money Market Fund, Inc.
    17)    Dreyfus Florida Intermediate Municipal Bond Fund
    18)    Dreyfus Florida Municipal Money Market Fund
    19)    The Dreyfus Fund Incorporated
    20)    Dreyfus Global Bond Fund, Inc.
    21)    Dreyfus Global Growth Fund
    22)    Dreyfus GNMA Fund, Inc.
    23)    Dreyfus Government Cash Management
    24)    Dreyfus Growth and Income Fund, Inc.
    25)    Dreyfus Growth and Value Funds, Inc.
    26)    Dreyfus Growth Opportunity Fund, Inc.
    27)    Dreyfus Income Funds
    28)    Dreyfus Institutional Money Market Fund
    29)    Dreyfus Institutional Short Term Treasury Fund
    30)    Dreyfus Insured Municipal Bond Fund, Inc.
    31)    Dreyfus Intermediate Municipal Bond Fund, Inc.
    32)    Dreyfus International Funds, Inc.
    33)    Dreyfus Investment Grade Bond Funds, Inc.
    34)    The Dreyfus/Laurel Funds, Inc.
    35)    The Dreyfus/Laurel Funds Trust
    36)    The Dreyfus/Laurel Tax-Free Municipal Funds
    37)    Dreyfus LifeTime Portfolios, Inc.
    38)    Dreyfus Liquid Assets, Inc.
    39)    Dreyfus Massachusetts Intermediate Municipal Bond Fund
    40)    Dreyfus Massachusetts Municipal Money Market Fund
    41)    Dreyfus Massachusetts Tax Exempt Bond Fund
    42)    Dreyfus MidCap Index Fund
    43)    Dreyfus Money Market Instruments, Inc.
    44)    Dreyfus Municipal Bond Fund, Inc.
    45)    Dreyfus Municipal Cash Management Plus
    46)    Dreyfus Municipal Money Market Fund, Inc.
    47)    Dreyfus New Jersey Intermediate Municipal Bond Fund
    48)    Dreyfus New Jersey Municipal Bond Fund, Inc.
    49)    Dreyfus New Jersey Municipal Money Market Fund, Inc.
    50)    Dreyfus New Leaders Fund, Inc.
    51)    Dreyfus New York Insured Tax Exempt Bond Fund
    52)    Dreyfus New York Municipal Cash Management
    53)    Dreyfus New York Tax Exempt Bond Fund, Inc.
    54)    Dreyfus New York Tax Exempt Intermediate Bond Fund
    55)    Dreyfus New York Tax Exempt Money Market Fund
    56)    Dreyfus 100% U.S. Treasury Intermediate Term Fund
    57)    Dreyfus 100% U.S. Treasury Long Term Fund
    58)    Dreyfus 100% U.S. Treasury Money Market Fund
    59)    Dreyfus 100% U.S. Treasury Short Term Fund
    60)    Dreyfus Pennsylvania Intermediate Municipal Bond Fund
    61)    Dreyfus Pennsylvania Municipal Money Market Fund
    62)    Dreyfus Premier California Municipal Bond Fund
    63)    Dreyfus Premier Equity Funds, Inc.
    64)    Dreyfus Premier Global Investing, Inc.
    65)    Dreyfus Premier GNMA Fund
    66)    Dreyfus Premier Worldwide Growth Fund, Inc.
    67)    Dreyfus Premier Insured Municipal Bond Fund
    68)    Dreyfus Premier Municipal Bond Fund
    69)    Dreyfus Premier New York Municipal Bond Fund
    70)    Dreyfus Premier State Municipal Bond Fund
    71)    Dreyfus Premier Value Fund
    72)    Dreyfus S&P 500 Index Fund
    73)    Dreyfus Short-Intermediate Government Fund
    74)    Dreyfus Short-Intermediate Municipal Bond Fund
    75)    The Dreyfus Socially Responsible Growth Fund, Inc.
    76)    Dreyfus Stock Index Fund, Inc.
    77)    Dreyfus Tax Exempt Cash Management
    78)    The Dreyfus Third Century Fund, Inc.
    79)    Dreyfus Treasury Cash Management
    80)    Dreyfus Treasury Prime Cash Management
    81)    Dreyfus Variable Investment Fund
    82)    Dreyfus Worldwide Dollar Money Market Fund, Inc.
    83)    General California Municipal Bond Fund, Inc.
    84)    General California Municipal Money Market Fund
    85)    General Government Securities Money Market Fund, Inc.
    86)    General Money Market Fund, Inc.
    87)    General Municipal Bond Fund, Inc.
    88)    General Municipal Money Market Fund, Inc.
    89)    General New York Municipal Bond Fund, Inc.
    90)    General New York Municipal Money Market Fund
(b)
                                                       Positions and
Name and principal  Positions and offices with              offices with
business address         the Distributor                         Registrant
__________________  ___________________________             _____________

Marie E. Connolly+  Director, President, Chief              President and
                    Executive Officer and Compliance        Treasurer
                    Officer

Joseph F. Tower, III+ Senior Vice President, Treasurer      Vice President
                      and Chief Financial Officer           and Assistant
                                                            Treasurer

John E. Pelletier+  Senior Vice President, General          Vice President
                    Counsel, Secretary and Clerk            and Secretary


Richard W. Ingram   Senior Vice President                   Vice President
                                                            and Assistant
                                                            Treasurer


Roy M. Moura+       First Vice President                    None


Elizabeth A. Keeley++ Vice President                       Vice President
                                                            and Assistant
                                                            Secretary


Dale F. Lampe+           Vice President                     None

Mary A. Nelson+          Vice President                     Vice President
                                                            and Assistant
                                                            Treasurer

Paul Prescott+           Vice President                     None

Jean M. O'Leary+         Assistant Secretary and            None
                         Assistant Clerk

John W. Gomez+           Director                           None

William J. Nutt+         Director                           None




________________________________
 +  Principal business address is One Exchange Place, Boston, Massachusetts
    02109.
++  Principal business address is 200 Park Avenue, New York, New York
    10166.
Item 30.   Location of Accounts and Records
           ________________________________

           1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           2.  Mellon Bank, N.A.
               One Mellon Center
               Pittsburgh, Pennsylvania 15258

           3.  Dreyfus Transfer, Inc.
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           4.  The Dreyfus Corporation
               200 Park Avenue
               New York, New York 10166

Item 31.   Management Services
_______    ___________________

           Not Applicable

Item 32.   Undertakings
________   ____________

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or Board members when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

  (2) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.


                                 SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 16th day of July, 1997.


                    DREYFUS A BONDS PLUS, INC.


              BY:  /s/Marie E. Connolly*
                   __________________________________________
                   MARIE E. CONNOLLY, PRESIDENT

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signatures                     Title                      Date
__________________________      _________________________       _________


/s/Marie E. Connolly*
                                President and Treasurer            7/16/97
______________________________  (Principal Executive Officer
Marie E. Connolly               and Financial Officer)


/s/Joseph F. Tower*
                                Assistant Treasurer (Principal     7/16/97
_____________________________   Accounting Officer)
Joseph F. Tower


/s/Joseph S. DiMartino*         Director                           7/16/97
______________________________
Joseph S. DiMartino


/s/David P. Feldman*            Director                           7/16/97
_____________________________
David P. Feldman


/s/John M. Fraser, Jr.*         Director                           7/16/97
_____________________________
John M. Fraser, Jr.


/s/Robert R. Glauber*            Director                          7/16/97
_____________________________
Robert R. Glauber


/s/James F. Henry*              Director                           7/16/97
_____________________________
James F. Henry


/s/Rosalind Gersten Jacobs*     Director                           7/16/97
_____________________________
Rosalind Gersten Jacobs


/s/Irving S. Kristol*            Director                          7/16/97
_____________________________
Irving S. Kristol


/s/Paul A. Marks*               Director                           7/16/97
_____________________________
Paul A. Marks


/s/Martin Peretz*               Director                           7/16/97
_____________________________
Martin Peretz


/s/Bert W. Wasserman*            Director                           7/16/97
_____________________________
Bert W. Wasserman


*BY:     __________________________
         Elizabeth A. Keeley,
         Attorney-in-Fact